UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

High Income Securities Fund
c/o US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2020

Date of reporting period:  February 29, 2020

Item 1. Reports to Stockholders.

High Income Securities Fund (PCF)

Semi-Annual Report
For the six months ended
February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-888-898-4107. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

High Income Securities Fund

April 28, 2020

Dear Fellow Shareholders:

If you became an investor in the Fund since my last letter to shareholders, let me bring you up to speed.

In Spring 2018, a proxy contest at the annual shareholder meeting of High Income Securities Fund (f/k/a Putnam High Income Securities Fund) culminated in the election of a new Board of Trustees and the approval of a proposal requesting the Board to authorize a self-tender offer at or close to net asset value (NAV).  These developments led Putnam Investment Management, LLC the Fund’s investment adviser, to resign.  Consequently, “Putnam” was deleted from the Fund’s name.

The newly elected Trustees authorized a self-tender offer (which was completed in March 2019) for the Fund’s shares at a price of 99% of NAV.  In addition, the Board approved and shareholders ratified the de-registration of the Fund as an investment company.  All shares that were tendered were accepted, leaving the Fund with net assets of about $52 million.  In preparation for the self-tender offer and the potential de-registration, (1) substantially all the Fund’s portfolio securities were sold and the proceeds invested in cash equivalents, and (2) the monthly dividends that were historically paid were discontinued after the August 2018 dividend.

In April, 2019, the Board of Trustees determined to implement a Transitional Investment Strategy to invest, within the parameters of the Fund’s existing investment policies and restrictions, in securities that are likely to generate more income.  Meanwhile, a committee of the Board continued to explore potential acquisitions of controlling stakes in operating companies and other non-security investments.  Despite ratification by shareholders of that plan in August 2019, the committee’s efforts did not bear fruit.  Consequently, for the foreseeable future it is likely that the Fund will continue to operate as a closed-end fund.

A primary focus of the Fund’s Transitional Investment Strategy has been to acquire discounted shares of income-oriented closed-end investment companies and business development companies.  In addition, units or common shares issued by special purpose acquisition companies (or SPACs) may comprise up to 20% of the Fund’s portfolio.  The Transitional Investment Committee of the Board is comprised of Andrew Dakos, Rajeev Das and me and is responsible for implementing the Transitional Investment Strategy.

High Income Securities Fund

As a result of this strategic initiative, in August 2019 the Fund resumed paying monthly dividends, initially at an annual rate of at least 6% (or 0.5% per month), based on the NAV of the Fund’s common shares as of June 28, 2019.  For the year 2020, provided the Fund continues to be a registered investment company, it intends to make monthly distributions at an annual rate of at least 10% or 8.2 cents per month, of the NAV of the Fund’s shares as of the last business day of 2019.  The discount of the Fund’s shares from NAV, which peaked at more than 14% last year, has narrowed, most likely as a result of the monthly distributions, to 6.9% on February 29, 2020 and less than 5% currently.

Of course, we all know what has happened to the global economy since February 29th and the Fund’s NAV performance has not been spared.  With so much uncertainty, it is precarious to make predictions about the timing or magnitude of a recovery.  Nevertheless, we see many income oriented securities whose risk-reward profile appears very attractive relative to equities.  In order to take advantage of these opportunities, the Board may consider broadening the Fund’s investment universe (subject to any required shareholder approval) and conducting a rights offering to increase its asset base.  In that event, I would, as the Fund’s largest individual shareholder with 150,000 shares, expect to fully participate in the offering.

***

We remind you that from time to time the Fund seeks instructions from shareholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

Past Performance at a glance (unaudited)

Average annual total returns for the periods ended 2/29/2020

Net assets value returns	1 year	5 years	10 years
High Income Securities Fund	5.52%	4.83%	7.22%

Market price returns
High Income Securities Fund	1.13%	6.15%	6.76%

Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	2.57%	1.34%	0.78%

Share Price as of 2/29/2020
Net asset value			$9.39
Market price			$8.74

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the six month period ended February, 2020.  Generally, the Fund invests in securities of discounted shares of income-oriented closed-end investment companies, business development companies and Special Purpose Acquisition Vehicles.

Accordingly, the information presented in this report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund. See Note 8.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018) for dividends and other distributions payable through September 11, 2018 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after September 11, 2018, and does not account for taxes.

High Income Securities Fund

Portfolio composition as of 2/29/2020(1) (unaudited)

	Value	Percent
Investment Companies	$36,720,786	70.24%
Money Market Funds	8,185,376	15.66
Special Purpose Acquisition Vehicles	7,626,854	14.59
Preferred Stocks	292,080	0.56
Warrants	163,119	0.31
Rights	32,833	0.06
Convertible Preferred Stocks	28,890	0.05
Other Common Stocks	20,414	0.04
Convertible Notes	116	0.00
Senior Secured Notes	0	0.00
Total Investments	$53,070,468	101.51%
Other Assets in Excess of Liabilities	(788,150)	(1.51)
Total Net Assets	$52,282,318	100.00%
(1)	As a percentage of net assets.

High Income Securities Fund

Portfolio of investments—February 29, 2020 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—70.24%

Closed-End Funds—55.37%
BrandywineGLOBAL Global Income Fund	376,470	$4,818,816
Eaton Vance Floating-Rate Income Fund	166,754	2,563,009
Eaton Vance Limited Duration Income Fund	177,657	2,231,372
Eaton Vance Senior Income Trust	165,329	996,934
First Trust High Income Long/Short Fund	147,879	2,122,064
First Trust Senior Floating Rate Income Fund II	17,096	201,391
Franklin Universal Trust	208,903	1,497,834
Morgan Stanley India Investment Fund	9,350	174,845
PGIM Global High Yield Fund, Inc.	163,551	2,328,966
Pioneer Diversified High Income Trust	139,601	2,042,363
Rivernorth Marketplace Lending Corp.	141,554	2,562,297
THL Credit Senior Loan Fund	25,696	373,139
Vertical Capital Income Fund	310,942	3,221,359
Western Asset Corporate Loan Fund, Inc.	296,865	2,909,277
Western Asset High Income Opportunity Fund, Inc.	153,128	736,546
Western Asset Variable Rate Strategic Fund	10,000	166,600
		28,946,812
Business Development Companies—14.87%
Barings BDC, Inc.	236,803	2,235,420
Crescent Capital BDC, Inc. (a)	126,552	1,991,929
FS KKR Capital Corp.	397,039	2,104,307
Garrison Capital, Inc.	204,037	1,152,809
Portman Ridge Finance Corp.	31,355	65,532
THL Credit, Inc.	22,223	128,671
WhiteHorse Finance, Inc.	7,582	95,306
		7,773,974
Total Investment Companies ($36,815,224)		36,720,786

CONVERTIBLE PREFERRED STOCKS—0.05%

Basic Materials—0.00%
Smurfit-Stone Container Corp. Escrow, 0% (a)(c)	65,720	657

Energy—0.05%
Nine Point Energy, 6.75% (a)(c)	24	28,233
Total Convertible Preferred Stocks (Cost $24,000)		28,890

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 29, 2020 (unaudited)

	Shares	Value
OTHER COMMON STOCKS—0.04%

Energy—0.04%
MWO Holdings, LLC Units (a)(c)	39	$3,231
Nine Point Energy (a)(c)	1,190	17,183
Total Other Common Stocks (Cost $40,372)		20,414

PREFERRED STOCKS—0.56%

Investment Management & Advisory Services—0.56%
B Riley Financial, Inc. (a)	12,000	292,080
Total Preferred Stocks (Cost $300,000)		292,080

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—14.59%
Apex Technology Acquisition Corp. Units (a)	50,000	530,000
DiamondPeak Holdings Corp.—Class A (a)	50,000	502,500
Finserv Acquisition Corp. Units (a)	31,330	325,832
Forum Merger II Corp.—Class A (a)	55,000	572,000
GigCapital2, Inc. (a)	102,250	1,022,500
Haymaker Acquisition Corp. II—Class A (a)	40,341	416,319
Haymaker Acquisition Corp. II Units (a)	1	11
InterPrivate Acquisition Corp. (a)	22,000	224,400
Juniper Industrial Holdings, Inc. Units (a)	47,346	492,398
Landcadia Holdings II, Inc. Units (a)	69,000	706,560
LGL Systems Acquisition Corp. Units (a)	32,385	334,861
Newborn Acquisition Corp. (a)(g)	31,439	317,220
Pivotal Investment Corp. II Units (a)	15,000	153,750
Proptech Acquisition Corp. Units (a)	20,500	217,300
SC Health Corp. Units (a)(g)	45,515	477,452
Software Acquisition Corp.—Class A (a)	28,476	281,913
Tuscan Holdings Corp. II (a)	83,966	831,263
Tuscan Holdings Corp. II Units (a)	1	10
Yunhong International Co. Ltd. Units (a)(f)	22,100	220,565
Total Special Purpose Acquisition Vehicles (Cost $7,395,543)		7,626,854

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 29, 2020 (unaudited)

	Principal
	Amount	Value
CONVERTIBLE NOTES—0.00%

Communication Services—0.00%
Powerwave Technologies, Inc. Unsecured
3.875%, 10/01/2027 (a)(b)(c)(d)	$1,160,000	$116
Total Convertible Notes (Cost $1,033,950)		116

	Shares
RIGHTS—0.06%
Agba Acquisition Ltd. (Expiration: May 10, 2024) (a)(f)	36,750	6,248
GigCapital2, Inc. (Expiration: December 10, 2020) (a)	102,250	26,585
Total Rights (Cost $21,585)		32,833

WARRANTS—0.31%
Agba Acquisition Ltd. (a)(f)
Expiration: May 2024
Exercise Price: $11.50	36,750	1,867
Churchill Capital Corp. (a)
Expiration: July 2024
Exercise Price: $11.50	29,554	56,153
DiamondPeak Holdings Co. (a)
Expiration: April 2024
Exercise Price: $11.50	7,000	7,350
GigCapital2, Inc. (a)
Expiration: July 2024
Exercise Price: $11.50	102,250	39,877
Haymaker Acquisition Corp. (a)
Expiration: October 2026
Exercise Price: $11.50	13,447	23,398
Software Acquisition Group, Inc. (a)
Expiration: October 2026
Exercise Price: $11.50	14,238	14,238
Tuscan Holdings Corp. II (a)
Expiration: July 2025
Exercise Price: $11.50	91,983	20,236
Total Warrants (Cost $144,234)		163,119

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 29, 2020 (unaudited)

	Shares	Value
MONEY MARKET FUNDS—15.66%
Fidelity Institutional Government Portfolio—Class I, 1.460% (e)	4,092,688	$4,092,688
STIT-Treasury Portfolio—Institutional Class, 1.481% (e)	4,092,688	4,092,688
Total Money Market Funds (Cost $8,185,376)		8,185,376
Total Investments (Cost $53,960,284)—101.51%		53,070,468
Other Assets in Excess of Liabilities—(1.51)%		(788,150)
TOTAL NET ASSETS—100.00%		$52,282,318

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at February 29, 2020.
(c)	Fair valued securities. The total market value of these securities was $49,420, representing 0.09% of net assets. Value determined using significant unobservable inputs.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at February 29, 2020.
(f)	Foreign-issued security.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—February 29, 2020 (unaudited)

Assets:
Investments, at value (Cost $53,960,284)	$53,070,468
Dividends and interest receivable	67,915
Other assets	9,605
Total assets	53,147,988

Liabilities:
Payable for investments purchased	707,548
Administration fees payable	21,059
Chief Compliance Officer fees payable	11,607
Audit fees payable	41,152
Fund accounting fees payable	218
Custody fees payable	1,521
Legal fees payable	57,464
Transfer Agent fees payable	6,755
Reports and notices to shareholder payable	6,213
Stock exchange listing fees payable	12,036
Accrued expenses and other liabilities	97
Total liabilities	865,670
Net assets	$52,282,318

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$53,929,631
Accumulated deficit	(1,647,313)
Net assets	$52,282,318
Net asset value per share ($52,282,318 applicable to
5,565,006 shares outstanding)	$9.39

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the
six months ended
February 29, 2020
(unaudited)
Investment income:
Dividends	$1,714,275
Interest	37,169
Total investment income	1,751,444

Expenses:
Transitional Investment Committee fees	125,000
Trustees’ fees and expenses	92,848
Legal fees and expenses	59,535
Administration fees and expenses	57,111
Compliance fees and expenses	44,610
Officer fees	37,500
Reports and notices to shareholders	23,714
Transfer agency fees and expenses	17,545
Audit fees	13,650
Insurance fees	13,011
Stock exchange listing fees	12,740
Custody fees and expenses	4,384
Accounting fees and expenses	649
Other expenses	3,735
Net expenses	506,032
Net investment income	1,245,412

Net realized and unrealized gains from investment activities:
Net realized gain from investments	299,365
Change in net unrealized appreciation on investments	209,263
Net realized and unrealized gains from investment activities	508,628
Increase in net assets resulting from operations	$1,754,040

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	February 29, 2020	year ended
	(unaudited)	August 31, 2019
From operations:
Net investment income	$1,245,412	$1,264,550
Net realized gain on investments, forward foreign
currency contracts and foreign currency translations	299,365	89,219
Net unrealized appreciation/(depreciation) on investments, forward
foreign currency contracts and foreign currency translations	209,263	(47,157)
Net increase in net assets resulting from operations	1,754,040	1,306,612

Distributions paid to shareholders:
Net dividends and distributions	(2,283,934)	(5,620,676)
Total dividends and distributions paid to shareholders	(2,283,934)	(5,620,676)

Capital Stock Transactions (Note 5)
Repurchase of common stock	—	—
Repurchase of common stock through tender offer	—	(68,129,484)
Total capital stock transactions	—	(68,129,484)
Net decrease in net assets
applicable to common shareholders	(529,894)	(72,443,548)

Net assets applicable to common shareholders:
Beginning of period	$52,812,212	$125,255,760
End of period	$52,282,318	$52,812,212

Number of Fund Shares
Shares outstanding at beginning of period	5,565,006	12,930,356
Shares repurchased	—	(7,365,350)
Shares outstanding at end of period	5,565,006	5,565,006

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

For the six
months ended
February 29, 2020
(unaudited)
Net asset value, beginning of year/period	$9.49
Net investment income(1)	0.22
Net realized and unrealized gains (losses) from investment activities	0.09
Total from investment operations	0.31

Less distributions:
Net investment income	(0.36)
Net realized gains from investment activities	(0.05)
Total distributions	(0.41)
Increase from shares repurchased	—
Anti-dilutive effect of Tender Offer	—
Net asset value, end of year/period	$9.39
Market price, end of year/period	$8.74
Total market price return(2)(6)	11.03%

Ratio to average net assets:
Ratio of expenses to average net assets(7)	1.89%
Ratio of net investment income to average net assets(7)	4.66%

Supplemental data:
Net assets, end of year/period (000's)	$52,282
Portfolio turnover(6)	36%

(1)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan (which was terminated on September 12, 2018).

(3)	Includes amounts paid through expense offset and brokerage/service arrangements, if any.
(4)	Includes 0.28% of increased proxy fees related to the 2017 annual shareholder meeting.
(5)	Amount represents less than $0.01 per share.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the year ended August 31,
2019	2018		2017		2016		2015
$9.69	$9.53		$8.92		$8.67		$9.56
0.13	0.22		0.30		0.35		0.35
0.01	0.25		0.66		0.17		(0.95)
0.14	0.47		0.96		0.52		(0.60)

(0.05)	(0.31)		(0.37)		(0.37)		(0.37)
(0.41)	—		—		—		—
(0.46)	(0.31)		(0.37)		(0.37)		(0.37)
—	0.00	(5)	0.02		0.10		0.08
0.12	—		—		—		—
$9.49	$9.69		$9.53		$8.92		$8.67
$8.24	$9.38		$8.77		$8.02		$7.33
-7.56%	10.65%		14.19%		14.96%		-10.87%

1.18%	1.47	%(3)	1.22	%(3)(4)	0.94	%(3)	0.90	%(3)
1.38%	2.26%		3.29%		4.15%		3.86%

$52,812	$125,256		$123,607		$118,530		$127,027
43%	49%		50%		26%		35%

High Income Securities Fund

Notes to financial statements (unaudited)

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund continues to be to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. Please see Subsequent Events Note 8 regarding the Fund’s Transitional Investment Strategy.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

High Income Securities Fund

Notes to financial statements (unaudited)

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the Fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid

High Income Securities Fund

Notes to financial statements (unaudited)

securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

High Income Securities Fund

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of February 29, 2020 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies
Closed-End Funds	$28,946,812	$—	$—	$28,946,812
Business Development Companies	7,773,974	—	—	7,773,974
Convertible Preferred Stocks
Basic Materials	—	—	657	657
Energy	—	—	28,233	28,233
Other Common Stocks
Energy	—	—	20,414	20,414
Preferred Stocks	292,080	—	—	292,080
Special Purpose Acquisition Vehicles	5,272,507	2,354,347	—	7,626,854
Convertible Notes	—	—	116	116
Rights	26,585	6,248	—	32,833
Warrants	23,398	139,721	—	163,119
Money Market Funds	8,185,376	—	—	8,185,376
Total	$50,520,732	$2,500,316	$49,420	$53,070,468

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The average monthly shares amount of warrants during the period was 277,524. The average monthly market value of warrants during the period was $142,671.

The fair value of derivative instruments as reported within the Schedule of Investments as of February 29, 2020:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$163,119

High Income Securities Fund

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended February 29, 2020:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Gain on Investments	$ —

Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized appreciation of investments	$13,500

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Discounts are accreted and premiums are amortized using the constant yield method as adjustments to interest income and the identified cost of investments. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation—The accounting records of the Fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

High Income Securities Fund

Notes to financial statements (unaudited)

Note 2: Federal Tax Status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2019 are as follows:

Ordinary Income	$312,843
Distribution in excess	5,307,833
Total distributions paid	$5,620,676

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The Fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the Fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the Fund’s books. In many cases, however, the Fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2019, the Fund did not defer, on a tax basis, late year losses.

At August 31, 2019, the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from

High Income Securities Fund

Notes to financial statements (unaudited)

dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the Fund reclassified $5,274,935 to decrease paid-in capital and $5,274,935 to increase total distributable earnings.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$53,913,493
Unrealized appreciation	652,978
Unrealized depreciation	(1,770,397)
Net unrealized depreciation	(1,117,419)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated gains/losses and other temporary differences	—
Total accumulated losses	$(1,117,419)

Note 3: Management Fee, Administrative Services and Other Transactions
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s fund accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.

High Income Securities Fund

Notes to financial statements (unaudited)

Note 4: Purchases and Sales of Securities
During the six months ended February 29, 2020, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$17,482,011	$21,516,006
U.S. government securities (Long-term)	—	—
Total	$17,482,011	$21,516,006

Note 5: Capital Share Transactions
Repurchases are made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Previous Trustees.

In September 2017, the Previous Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 10% of its outstanding common shares over the 12-month period ended October 9, 2018 (based on shares outstanding as of October 9, 2017). For the year ended August 31, 2018, the Fund repurchased 46,645 common shares for an aggregate purchase price of $419,079, which reflects a weighted-average discount from net asset value per share of 7.71%. The weighted-average discount reflects the payment of commissions by the Fund to execute repurchase trades.

The Fund completed an offering to purchase up to 55% of the Fund’s shares outstanding of the Fund at 99% of the net asset value (“NAV”) per common share on March 15, 2019. At the expiration of the offer on March 18, 2019, a total of 7,365,350 shares or approximately 56.96% of the Fund’s outstanding common shares were validly tendered. As the total number of shares tendered exceeded the number of shares the Fund offered to purchase and in accordance with the rules of the Securities and Exchange Commission allowing the Fund to purchase additional shares not to exceed 2% of the outstanding shares (approximately 258,607 shares) without amending or extending the offer, the Fund elected to purchase all shares tendered at a price of $9.25 per share (99% of the NAV of $9.34).

For the period September 1, 2019 through February 29, 2020 there were no common shares repurchased.

Note 6: Market, Credit and Other Risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Fund may be exposed to additional credit risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those

High Income Securities Fund

Notes to financial statements (unaudited)

related to economic instability, unfavorable political developments, and currency fluctuations. The Fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior Loan Commitments
Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations.  The Fund does not have any senior loan commitments outstanding as of the end of the fiscal year.

Note 8: Other Matters
Shareholders approved a proposal authorizing the Board of Trustees to take steps to cause the Fund to cease to be a registered investment company (RIC) if the Board determines to proceed.  A committee of the Board has been exploring potential acquisitions of controlling stakes in operating companies and other investments that are not securities.  Among other factors, the results of that exercise will assist the Board in determining whether the Fund should cease to be a RIC.

During this transitional period, the Board has determined that the Fund should continue to be internally managed and, within the parameters of its existing investment policies and restrictions, invest in securities that are likely to generate greater income (the “Transitional Investment Strategy”).  The primary focus of the Transitional Investment Strategy will be to acquire discounted shares of income-oriented closed-end investment companies and business development companies.  Despite ratification by shareholders of that plan in August 2019, our efforts have not borne fruit and the plan may be abandoned if we cannot identify an attractive acquisition opportunity in the near future.  A Transitional Investment Committee of the Board comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das is responsible for implementing the Transitional Investment Strategy.

Accordingly, the information presented in this semi-annual report with respect to the actions and results of the Fund are not meaningful in making any conclusions as to the future performance of the Fund whether or not it de-registers as an investment company in the future.

High Income Securities Fund

Notes to financial statements (unaudited)

Note 9: Subsequent Events
Recent Market Events Risk.  U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events, such as the upcoming U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Fund’s Investment Committee will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

Tax information
The Fund designated 3.61% of its ordinary income distribution for the year ended August 31, 2019, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2019, 2.85% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Annual meeting of shareholders held on August 21, 2019
The Fund held an annual meeting of shareholders on August 21, 2019 to vote on the following matters:

The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of July 1, 2019) was necessary to constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 85.565% of the outstanding shares as of the record date were represented  in person or by proxy (4,761,710 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, the vote on the election of the nominees as the Fund’s Trustees were approved, as follows:

Trustee Nominee	Votes For	Votes Withheld
Phillip Goldstein	3,960,908	800,802
Rajeev Das	4,044,312	717,398
Andrew Dakos	4,062,397	699,313
Richard Dayan	4,577,254	184,456
Gerald Hellerman	3,951,774	809,936
Ben H. Harris	4,577,254	184,456
Moritz Sell	4,568,303	193,407

High Income Securities Fund

General information (unaudited)

At the meeting, the vote to provide a non-binding advisory vote on whether the previously-approved proposal to change the nature of the Fund's business from being an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and to de-register the Fund as an investment company with the U.S. Securities and Exchange Commission (the "SEC") to permit the Fund to operate as a holding company continues to be in the best interests of the Fund was approved, as follows:

Votes For	Votes Against	% of Quorum	Votes Withheld
1,013,650	256,097	21.29%	3,491,963

At the meeting, the vote to provide a non-binding advisory vote on whether the previously-approved proposal to reorganize the Fund from a Massachusetts business trust into a Delaware corporation continues to be in the best interests of the Fund was approved, as follows:

Votes For	Votes Against	% of Quorum	Votes Withheld
1,072,838	223,502	22.53%	3,465,370

Special meeting of shareholders held on January 22, 2019
The Fund held a special meeting of shareholders on January 22, 2019 to vote on the following matters:

The presence, in person or by proxy, of shareholders owning at least thirty percent of the shares entitled to be cast at the Meeting (i.e., the presence of a 30% of the shares outstanding on the record date of November 2, 2018) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 60.966% of the outstanding shares as of the record date were represented in person or by proxy (7,883,238 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

At the meeting, a proposal to change the nature of the Fund’s business from being an investment company under the Investment Company Act of 1940, as amended and to deregister the Fund as an investment company with the Securities and Exchange Commission to permit the Fund to operate as a holding company was approved, as follows:

Votes For	Votes against	% of Quorum	Votes withheld
7,386,876	374,496	93.70%	121,866

At the meeting, a proposal to approve the reorganization of the Fund from a Massachusetts business trust into a newly established Delaware corporation was approved, as follows:

Votes For	Votes against	% of Quorum	Votes withheld
7,041,173	337,642	89.32%	504,423

High Income Securities Fund

General information (unaudited)

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s filings on Part F of Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at February 29, 2020.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	1	Director, Brookfield
(53)	as of	Since	LLC since 2009; Principal of		DTLA Fund Office
	July 2018.	2018	the general partner of several		Trust Investor, Inc.;
			private investment partnerships		Director, Emergent
			in the Bulldog Investors group		Capital, Inc. (until
			of private funds.		2017); Trustee,
Crossroads
Liquidating Trust;
Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.

Phillip Goldstein***	Secretary	1 year;	Member of Bulldog Investors,	1	Chairman, The
(74)	as of	Since	LLC since 2009; Principal of		Mexico Equity and
	July 2018.	2018	the general partner of several		Income Fund, Inc.;
			private investment partnerships		Chairman, Special
			in the Bulldog Investors group		Opportunities
			of private funds.		Fund, Inc.; Director,
Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.;
Trustee, Crossroads
Liquidating Trust;
Director, Swiss
Helvetia Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Rajeev Das***	—	1 year;	Principal of Bulldog	1	Director, The
(51)		Since	Investors, LLC		Mexico Equity &
		2018			Income Fund, Inc.

INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Chief Compliance Officer	1	Director, The
(82)		Since	of The Mexico Equity and		Mexico Equity and
		2018	Income Fund, Inc. and		Income Fund, Inc.;
			Special Opportunities Fund, Inc.		Director, Special
Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.;
Trustee, Crossroad
Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Director, Swiss
Helvetia Fund, Inc.;
Director, Emergent
Capital, Inc. (until
2017); Director,
Ironsides Partners
Opportunity
Offshore Fund Ltd.
(until 2016).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(52)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC.		Swiss Helvetia Fund,
Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018).

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(76)		Since			Helvetia Fund, Inc.;
		2018			Director, Emergent
Capital Inc.
(until 2017).

Ben Harris	—	1 year;	Chief Executive Officer of HHI,	1	Director, Special
(51)		Since	LLC; Principal of NBC Bancshares,		Opportunities
		2018	LLC; Chief Executive Officer of		Fund, Inc.
Crossroads Capital, Inc.;
Administrator of Crossroads
Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Member of Bulldog Investors,	n/a	n/a
(53)	as of	Since	LLC; Principal of the general
	July 2018.	2018	partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(51)	as of	Since	Bulldog Investors, LLC.
	July 2018.	2018

Phillip Goldstein***	Secretary	1 year;	Member of Bulldog Investors,	n/a	n/a
(74)	as of	Since	LLC; Principal of the general
	July 2018.	2018	partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(50)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLC; Principal, the
	as of		Law Office of Stephanie Darling;
	July 2018.		Editor-In-Chief, the Investment
Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC and their positions as officers of the Fund.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Transfer Agent and Registrar,
Fund Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund

1-888-898-4107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1 – September 30, 2019	-	-	-	N/A
October 1 - October 31, 2019	-	-	-	N/A
November 1- November 30, 2019	-	-	-	N/A
December 1 – December 31, 2019	-	-	-	N/A
January 1 – January 31, 2020	-	-	-	N/A
February 1 – February 29, 2020	-	-	-	N/A
Total	-	-	-	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on November 7, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     High Income Securities Fund

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    May 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President

Date    May 7, 2020

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date    May 7, 2020

* Print the name and title of each signing officer under his or her signature.